UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): (August 28, 2003)

GERBER SCIENTIFIC, INC. (Exact name of Registrant as specified in its charter)

CONNECTICUT	1-5865	06-0640743
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut	06074
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(860-644-1551)

Not Applicable
(Former name or former address, if changes since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following is furnished as an Exhibit to this report:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated August 28, 2003, issued by Gerber Scientific, Inc.

Item 12. Results of Operations and Financial Condition

On August 28, 2003, Gerber Scientific, Inc. issued a press release announcing its fiscal 2004 first quarter results. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.
(Registrant)

Date:	August 28, 2003	By:	/s/ Shawn M. Harrington
Shawn M. Harrington Executive Vice President (Principal Financial and Accounting Officer)